Exhibit 99.1
    BLACK & VEATCH MANAGEMENT CONSULTING, LLC    11401 Lamar Avenue, Overland Park, KS 66211

March 27, 2023
Sunnova Energy Corporation
20 Greenway Plaza #475
Houston, TX 77046

Subject: Sunnova Residential Solar PV Portfolio, Consultant’s Report Findings and Conclusions
Black & Veatch Management Consulting, LLC (Black & Veatch) has been contracted by Sunnova Energy Corporation (Sunnova) to provide a third party technical due diligence report for an asset-backed securitization financing of a residential solar photovoltaic (PV) rooftop portfolio (Portfolio).
The Portfolio consists of 29,327 rooftop systems distributed across the United States and US territories. The aggregate generation capacity of the Portfolio is approximately 189.3 MWp, with an average system size of approximately 6.5 kWp. A total of 5,134 systems within the Sunnova Portfolio contain a battery energy storage system (BESS) coupled to the PV system, with an average storage capacity of approximately 12.7 kWh.
The Portfolio is across 20 US states and territories under fixed and variable power purchase agreements (PPA), Lease Agreement, and Storage Lease Agreements (together, solar service agreements (SSAs)).
SCOPE OF WORK – ITEM #4
In conducting the technical due diligence review, Black & Veatch performed the following services requested by Sunnova:
■Major Equipment Technology, Experience, and Qualifications Review
■Process and Design Overview
■Production Estimate Process Review and Production Forecast on a Regional Basis
■Operations and Maintenance Review and Forecast
■Contract Requirements Review
■Financial Model Key Assumptions Review
In addition, Black & Veatch (1) discussed with, and posed questions to Sunnova that Black & Veatch, in its sole judgment, chose to ask about the Portfolio; and (2) reviewed certain technical reports prepared by others as identified in this report. The conclusions and findings that resulted from this review are summarized in this report (Report).
The conclusions and findings that resulted from this diligence review are summarized in this Report. The Report was prepared in accordance with the Independent Engineering Services Agreement effective as of June 30, 2016 and Exhibit A-7 effective as of January 7, 2023 between Sunnova and Black & Veatch (collectively, the IESA). The information contained herein was developed based on the needs of Sunnova as set forth in the IESA. The level of information included in the Report reflects the knowledge of issues gained by Black & Veatch during the course of due diligence review. The Report was prepared with respect to the potential financing of the Portfolio, and is solely for use of Sunnova. The Report should not be relied upon by any other party or for any other purpose.

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Certain statements made in this Report are forward looking. The achievement of certain events, results or performance contained in such forward looking statements involve known and unknown risks and uncertainties that may cause actual events, results or performance to be materially different than originally intended. Black & Veatch does not plan to update or revise any forward-looking statements contained in this Report when such events, results or performance deviations occur.
APPROACH AND METHODOLOGY
The Black & Veatch team, consisting of professionals in project management, financial analysts, solar resource and technology specialists, environmental specialists, civil/structural engineers, and supporting engineers, reviewed documents provided by Sunnova in an electronic data room. Data requests for additional or updated documentation were submitted as Black & Veatch deemed necessary.
Black & Veatch reviewed operating data for systems in the Portfolio, provided by Sunnova. The provided data included historical monthly energy generation by system and operations and maintenance logs by system. Black & Veatch also reviewed the methodology for Sunnova’s energy production estimates and compared the production estimates to actual energy production. Black & Veatch reviewed Sunnova’s design and installation practices, equipment selection, form of commercial agreements with partners and vendors, and customer agreements.
During previous engagements with Sunnova, Black & Veatch has met with the Sunnova team at the company’s Houston headquarters to review documentation, understand Sunnova’s processes and procedures in detail (through a Q&A session), and interview available key personnel.
PRINCIPAL ASSUMPTIONS
During the due diligence for this review, Black & Veatch relied upon certain information provided by Sunnova. Black & Veatch believes the information provided is true, correct, and reasonable for the purposes of this Report. Black & Veatch has not been requested to make an independent judgment of the validity of the information provided by others. As such, Black & Veatch cannot, and does not, guarantee the accuracy thereof to the extent that such information, data, or opinions were based on information provided by others.
In preparing this report and the opinions presented herein, Black & Veatch has made certain assumptions with respect to conditions that may exist, or events that may occur in the future. Black & Veatch believes that the use of this information and assumptions is reasonable for the purposes of this Report. However, some events may occur or circumstances change that cannot be foreseen or controlled by Black & Veatch and that may render these assumptions incorrect. To the extent the actual future conditions differ from those assumed herein or provided to Black & Veatch by others, the actual results will differ from those that have been forecast in this Report. This Report summarizes Black & Veatch’s technical due diligence of the Project.
The following is a summary of principal considerations and assumptions made in developing the opinions expressed herein. Black & Veatch assumes that:
■All contracts, agreements, rules, and regulations will be fully enforceable in accordance with their respective terms and that all parties will comply with the provisions of their respective agreements.
■Nothing will occur that would change the historical solar resource at the Portfolio sites.
■The Portfolio will be operated and maintained in accordance with good industry practices, with required renewals and replacements made in a timely manner, and the equipment will be operated in a manner consistent with the equipment manufacturer’s recommendations.

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■All licenses, permits and approvals, and permit modifications (if necessary) will be obtained and/or renewed on a timely basis, and all project participants will comply with the requirements and recommendations contained within the applicable licenses and permits.
CONCLUSIONS – ITEM #5
Based on the reviews and analyses described in this Report, Black & Veatch is of the opinion that:
Portfolio Participants
■Sunnova, as project developer and operator, is capable of continuing its responsibilities to Sunnova, as project developer and operator, is capable of continuing its responsibilities to oversee the development, construction, operation, and maintenance of the assets in the Portfolio.
■Sunnova’s asset management structure, asset monitoring services, and its Dealer network are consistent with other top-tier owners, which rely on Dealers to source portfolios of similar PV assets. Black & Veatch notes that Sunnova evolves its practices to be consistent with currently accepted practices in the residential rooftop solar industry.
Production Estimate Review
■The modeling approach used by Sunnova to prepare production estimates for the Portfolio, utilizing both PVWatts and the SAM SDK from NREL, is being developed and updated in accordance with industry accepted practice. Black & Veatch believes that Sunnova’s current modeling approach is reasonable.
■The Portfolio has achieved an irradiance-adjusted production ratio (actual production divided by the product of expected production and the irradiance anomaly) of 102.4 percent over the 12 months from January 2022 through December 2022. Black & Veatch notes that an energy forecast has not been developed for Guam or New Hampshire due to the limited operational period of each system in these states (less than one year) and the operational performance of systems in these states is not considered in the irradiance-adjusted production ratio of 102.4 percent for the Portfolio.
■The Portfolio has an expected 25-year P90 energy generation equal to 95.4 percent of the Black & Veatch P50 expected energy generation.
Major Equipment, Technology, & Qualifications Review
■The major equipment (modules, inverters, racking) that will be used for the Portfolio are considered proven technology for the generation of electric energy from sunlight. The major equipment warranties are consistent with accepted industry practice.
■The metering and communications systems for the Portfolio appear to be comparable to those present at comparable applications and are appropriate for cellular-based monitoring of the Portfolio’s PV systems.
■The BESS used in the Portfolio are proven equipment for the storage of electrical energy and the associated warranties are consistent with accepted industry practice.
Design, Installation, and Quality Process Review
■Sunnova’s Dealer selection process details the experience, certification, and financials of applicants and helps to ensure the Dealers have the competency to execute Sunnova projects.
■The scope of work defined in the directions to the Dealer generally provides the equipment, materials, and services required for the construction of a solar PV facility like those that will comprise the Portfolio and includes technical provisions generally comparable to other similar agreements for comparable solar energy projects.

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■Sunnova’s remote project monitoring system adequately complements the third-party QA/QC review of 5 percent of installed systems and is in line with other top-tier residential solar providers.
Operations and Design Checks
■Sunnova’s O&M logs show consistent activity that aligns with the O&M plan and cost estimates.
■Sunnova has demonstrated improved response time to O&M issues, and has implemented an IT product which has improved O&M responsiveness further.
■Sunnova’s ongoing design checks and monitoring program is consistent with other top-tier residential PV owners.
Contractual Requirements Review
■The Channel Partner Agreements, Servicing Agreement, and Management Agreement generally provide the commodities and services required for the installation, operation, and maintenance of residential solar PV assets in accordance with accepted industry practices, and include technical provisions generally comparable to other similar agreements for comparable solar PV projects.
■Lease Agreements and Storage Lease Agreements include a Production Guarantee for energy generated by the solar PV system. Black & Veatch notes that the customer is not provided with a performance guarantee for the BESS installed under the Storage Lease Agreements, but customers are provided with a system warranty which ensures that the BESS will be operational for the term of the Solar Lease Agreement.
■Black & Veatch notes that the Dealer warranty under the Channel Partner Agreement does not include an energy production guarantee, and thus the warranty may not cover instances of actual performance below the Production Guarantee (if applicable), due to overestimation of solar resource or availability assumptions.
■Black & Veatch notes that the Channel Partner Agreements warrant each system against defects for 10 years, though the warranty under the SSAs is for the full term of each SSA.
Financial Model Assumptions Review
■Black & Veatch recommends adjusting the expected production of the Portfolio to approximately 102.4 percent of Sunnova’s forecasted energy generation. State-level adjustment factors are provided at P50, P75, and P90 levels for each state with the exception of Guam and New Hampshire (which were not assessed due to the limited operational period of the systems). Black & Veatch recommends including the Portfolio average correction factor for each of these states in lieu of a state-specific correction.
■Black & Veatch finds the O&M expenses and equipment reserves assumptions to be reasonable and consistent with Black & Veatch’s expectation at the Portfolio level.
■Black & Veatch believes that a P50 assumption of 0.5 percent annual degradation assumed in the Financial Model aligns with typical industry long-term degradation assumptions utilized by investors who consider that the module warranted power performance is typically set at the upper confidence band.

Very truly yours,
BLACK & VEATCH MANAGEMENT CONSULTING, LLC

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